EXHIBIT 21.1

                     SUBSIDIARIES OF WASTE CONNECTIONS, INC.

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                                                                   Other Names
                                                     State of      Under Which
                                                  Incorporation/     Conducts
Subsidiary                                         Organization      Business
----------                                         ------------      --------
AMADOR SERVICES, LLC                                California
AMERICAN DISPOSAL COMPANY, INC.                     Washington
AMERICAN SANITARY SERVICE, INC.                     Oregon
ARROW SANITARY SERVICE, INC.                        Oregon
BUTLER COUNTY LANDFILL, INC.                        Nebraska
CAMINO REAL ENVIRONMENTAL CENTER, INC.              New Mexico
CITY SANITATION, INC.                               Utah
COASTAL ROLLOFF SERVICE                             California
COLD CANYON LANDFILL, INC.                          California
COLUMBIA RESOURCE CO., LP                           Washington
COMMUNITY REFUSE DISPOSAL, INC.                     Nebraska
CORRAL DE PIEDRA LAND COMPANY                       California
CURRY TRANSFER AND RECYCLING, INC.                  Oregon         City Transfer
                                                                      & Recycling
                                                                   County Transfer
                                                                      & Recycling
                                                                   Country Transfer
                                                                      & Recycling
                                                                   Extra Mile Disposal
                                                                      & Hauling
                                                                   Westlane Disposal
                                                                   Harrell's Septic
                                                                   Roto-Rooter of
                                                                      Curry County
                                                                   Sandy's Disposal
                                                                      Service
DM DISPOSAL CO., INC.                               Washington     Superior Refuse
                                                                      Removal
DENVER REGIONAL LANDFILL, INC.                      Colorado
EL PASO DISPOSAL, LP                                Texas          Caprock Waste
                                                                      Services
                                                                      Company, LLC
ENVIRONMENTAL TRUST COMPANY                         Tennessee
ENVIRONMENTAL WASTE MANAGEMENT, INC.                California
ENVIRONMENTAL WASTE SYSTEMS, INC.                   Oregon         Clatskanie Sanitary
                                                                      Service
                                                                   Hudson Portable
                                                                      Toilet Service
                                                                   Hudson's Garbage
                                                                      Service
FINLEY-BUTTES LIMITED PARTNERSHIP                   Oregon
FINNEY COUNTY LANDFILL, INC.                        Delaware
G&P DEVELOPMENT, INC.                               Nebraska
ISLAND DISPOSAL, INC.                               Washington
J BAR J LAND, INC.                                  Nebraska
KINGSBURG DISPOSAL SERVICE, INC.                    California
LEALCO, INC.                                        Texas          ABC Waste Collection
                                                                   ABC Waste Disposal
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                                                                   Other Names
                                                     State of      Under Which
                                                  Incorporation/     Conducts
Subsidiary                                         Organization      Business
----------                                         ------------      --------

MADERA DISPOSAL SYSTEMS, INC.                       California     Allied Disposal
                                                                      Company
                                                                   Bishop Waste
                                                                      Disposal
                                                                   Riverdale Disposal
                                                                      Service
                                                                   Sierra Disposal
                                                                   Western Johns
MAMMOTH DISPOSAL COMPANY                            California
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.             Washington
MASON COUNTY GARBAGE CO., INC.                      Washington
MID-STATE RECYCLING WASTE SYSTEMS, INC.             Kentucky
MILLENIUM WASTE INCORPORATED                        Indiana
MISSION COUNTRY DISPOSAL                            California
MORRO BAY GARBAGE SERVICE                           California
MURREY'S DISPOSAL COMPANY, INC.                     Washington
NEBRASKA ECOLOGY SYSTEMS, INC.                      Nebraska
NOBLES COUNTY LANDFILL, INC.                        Minnesota
NORTHERN PLAINS DISPOSAL INC.                       Delaware
OKLAHOMA CITY WASTE DISPOSAL, INC.                  Oklahoma
OKLAHOMA LANDFILL HOLDINGS, INC.                    Delaware
OSAGE LANDFILL, INC.                                Oklahoma
PIERCE COUNTY LANDFILL MANAGEMENT, INC.             Delaware
PIERCE COUNTY RECYCLING COMPOSTING & DISPOSAL, LLC  Washington
RED CARPET LANDFILL, INC.                           Oklahoma
RH FINANCIAL CORPORATION                            Washington
RHINO SOLID WASTE, INC.                             New Mexico
SAN LUIS GARBAGE COMPANY                            California
SCOTT SOLID WASTE DISPOSAL COMPANY                  Tennessee
SOUTH COUNTY SANITARY SERVICE, INC.                 California
SOUTHERN PLAINS DISPOSAL, INC.                      Delaware
TACOMA RECYCLING COMPANY, INC.                      Washington
TENNESSEE WASTE MOVERS, INC.                        Delaware
WASCO COUNTY LANDFILL, INC.                         Delaware       Republic Services of
                                                                      Oregon
WASTE CONNECTIONS MANAGEMENT SERVICES, INC.         Delaware
WASTE CONNECTIONS OF ALABAMA, INC.                  Delaware
WASTE CONNECTIONS OF ARIZONA, INC.                  Delaware
WASTE CONNECTIONS OF ARKANSAS, INC.                 Delaware
WASTE CONNECTIONS OF CALIFORNIA, INC.               California
WASTE CONNECTIONS OF COLORADO, INC.                 Delaware       Denver Roll-Off Service
                                                                   Town & Country
                                                                      Disposal
WASTE CONNECTIONS OF ILLINOIS, INC.                 Delaware       Millenium Waste of
                                                                      Mansfield
WASTE CONNECTIONS OF IOWA, INC.                     Iowa           Huberg Solid Waste
                                                                      Management
WASTE CONNECTIONS OF KANSAS, INC.                   Delaware
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                                                                   Other Names
                                                     State of      Under Which
                                                  Incorporation/     Conducts
Subsidiary                                         Organization      Business
----------                                         ------------      --------

WASTE CONNECTIONS OF KENTUCKY, INC.                 Delaware
WASTE CONNECTIONS OF MINNESOTA, INC.                Minnesota      Schaap Sanitation
(f/k/a Ritter's Sanitary Service, Inc.)                            Ulrich Sanitation
                                                                   L&L Sanitation
WASTE CONNECTIONS OF MISSISSIPPI, INC.              Delaware
WASTE CONNECTIONS OF MISSOURI, INC.                 Delaware
WASTE CONNECTIONS OF MONTANA                        Delaware       Victor Transfer
WASTE CONNECTIONS OF NEBRASKA, INC.                 Delaware       Big Red Roll Off
                                                                   Central Waste
                                                                      Disposal
                                                                   J&J Sanitation
                                                                   Midwest Refuse
                                                                      Service Commercial
                                                                   Omega Systems
                                                                   Sanitation Systems
                                                                   Saunders County
                                                                      Disposal
                                                                   Shrader Refuse and
                                                                      Recycling Service
                                                                      Company
                                                                   The Garbage
                                                                      Company
                                                                   Ummel Sanitation
                                                                   Wahoo Sanitation
WASTE CONNECTIONS OF NEW MEXICO, INC.               Delaware
WASTE CONNECTIONS OF OKLAHOMA, INC.                 Oklahoma       Oklahoma Disposal
(f/k/a B&B Sanitation, Inc.)                                          & Sanitation
                                                                   Metropolitan Waste
                                                                      Services
                                                                   Waste Connections
WASTE CONNECTIONS OF OREGON, INC.                   Oregon         Lebanon-Sweet Home
(f/k/a Sweet Home Sanitation Service, Inc.)                           Septic Tank Service
                                                                   Ace Sanicans
                                                                   Buck's Sanitary
                                                                      Service
                                                                   Hank's Septic Tank
                                                                      Service
                                                                   Refuse Removal
                                                                   Sweet Home
                                                                      Sanitation Service
                                                                   Sweet Home Transfer
                                                                      & Recycling
                                                                   Wally's Portable
                                                                      Restrooms
                                                                   Hood River Garbage
                                                                      Service
                                                                   Hood River Recycling
                                                                      & Transfer Station
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                                                                   Other Names
                                                     State of      Under Which
                                                  Incorporation/     Conducts
Subsidiary                                         Organization      Business
----------                                         ------------      --------

WASTE CONNECTIONS OF SOUTH DAKOTA, INC.             South Dakota   Cook's Wastepaper
                                                                      & Recycling
                                                                   Envirotech Waste
                                                                      Services
                                                                   Novak Enterprises
WASTE CONNECTIONS OF TENNESSEE, INC.                Delaware       LMP Transportation
                                                                      Company
                                                                   Ocoee Environmental
                                                                      Services
WASTE CONNECTIONS OF TEXAS, LLC                     Delaware
WASTE CONNECTIONS OF UTAH, INC.                     Delaware       Roche & Sons
WASTE CONNECTIONS OF WASHINGTON, INC.               Washington
WASTE CONNECTIONS OF WYOMING, INC.                  Delaware
WASTE CONNECTIONS TRANSPORTATION CO., INC.          Oregon
WASTE CONNECTIONS, INC.                             Delaware       Amador Disposal
                                                                   Service
                                                                   Mother Lode Sani-Hut
                                                                   Mammoth Disposal
                                                                      Company
                                                                   Mono County Disposal
WASTE SERVICES OF N.E. MISSISSIPPI, INC.            Mississippi
WCI ACQUISITION CORPORATION                         Nebraska
(FEIN: 94-3345277)
WCI ACQUISITION CORPORATION I                       Oregon
(FEIN: 94-3338199)
WCI OF GEORGIA                                      Delaware       Baxter Waste Systems

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